UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 16, 2013

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

On January 16, 2013, the Company issued a press release announcing the Company’s QS-B220 acceptance into the “Approved” section of the Transportation Security Administration’s Air Cargo Screening Technology List. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01.

Other Events

On January 16, 2013, the Company held a telephonic conference call to discuss the Company’s QS-B220 acceptance onto the “Approved” section of the Transportation Security Administration’s Air Cargo Screening Technology List.  A copy of the Company’s script read during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

The press release and the Company’s conference call script furnished under Item 7.01 and 8.01, including exhibits 99.1 and 99.2, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Implant Science Corporation, dated January 16, 2013

99.2

Implant Sciences Corporation conference call script held on January 16, 2013 at 1:30 PM EST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/ Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  January 16, 2013

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Implant Science Corporation, dated January 16, 2013

99.2

Implant Sciences Corporation conference call script held on January 16, 2013 at 1:30 PM EST.